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                                                                  Exhibit 11(c)

                               CONSENT OF COUNSEL

        We hereby consent to the use of our name and to the reference to our Firm under the caption "Counsel" in the Statement of Additional Information included in Post-Effective Amendment No. 58 to the Registration Statement (No. 2-81110) on Form N-1A under the Securities Act of 1933, as amended, of Pacific Horizon Funds, Inc.


                                               /s/  O'Melveny & Myers
                                               -----------------------------
                                               O'MELVENY & MYERS LLP

Los Angeles, California
June 25, 1997